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                                                                   Exhibit 10(e)

                                   AMENDMENT
                                   ---------


     This Amendment to the Agreement, dated as of May 26, 1994, is made between EMONS TRANSPORTATION GROUP, INC. (formerly known as Emons Holdings, Inc.), a Delaware corporation with offices at 96 South George Street, York, Pennsylvania 17401 (together with any and all present and future affiliates and subsidiaries thereof, the "Company"), and ALFRED P. SMITH, residing at 2555 Hepplewhite Drive, York, Pennsylvania 17404 (the "Employee"). All capitalized terms contained in this Agreement not otherwise defined herein have the meanings defined in the Agreement, dated as of December 31, 1989, between the Company and Employee (the "Agreement").

                                    RECITALS
                                    --------

     The Company and Employee previously entered into the Agreement pursuant to which the Company engaged Employee to continue employment with the Company and the Company provided certain severance benefits to Employee in the event of a termination of Employee's employment under certain circumstances.

     The Company and Employee desire to amend the Agreement in certain respects as provided herein.

                         =============================

     In consideration of the premises herein contained and of other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, and intending to be legally bound hereby, the parties hereto agree to amend the Agreement as set forth herein:

     1.  Amendment to Preamble.  The preamble is hereby amended by substituting
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"2555 Hepplewhite Drive" for "2650 Primrose Lane."

     2.  Amendment to Section 1.  Section 1 is hereby amended by substituting
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"December 31, 1994" for "the starting date."

     3. Except as herein specifically amended, all terms, covenants and provisions of the Agreement shall remain in full force and effect and shall be performed by the parties thereto according to its terms and provisions.
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     IN WITNESS WHEREOF, the undersigned have executed ad delivered this
Amendment to the Agreement as of the date first above stated.

                              EMONS TRANSPORTATION GROUP, INC.

                              By: /s/ Robert Grossman
                                 -----------------------------
                                 Name:  Robert Grossman
                                 Title: President



                              /s/ Alfred P. Smith
                              --------------------------------
                              Alfred P. Smith

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